UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2026

AERKOMM INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55925	46-3424568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44043 Fremont Blvd.,Fremont, CA	94538
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 742-3094

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On March 11, 2026, the Taiwan-based consolidated subsidiary, Aerkomm Taiwan, Inc. (the “Aerkomm Taiwan”) of Aerkomm Inc. (the “Company”) completed the previously announced merger (the “Merger”) with EJECTT INC.” (“Ejectt”), a Taiwan-based company principally engaged in the manufacture and sale of aluminum foil and the installation and operation of solar power plants. As previously announced, on July 28, 2023, Aerkomm Taiwan and Ejectt signed a non-binding letter of intent with respect to a possible merger between Aerkomm Taiwan and Ejectt. At a January 30, 2024 meeting of the shareholders of Aerkomm Taiwan, the shareholders approved pursuing the Merger with Ejectt, under which Aerkomm Taiwan would be the surviving company. An offer of Merger was delivered to Ejectt on February 1, 2024. The Merger was approved by the respective shareholders of Aerkomm Taiwan and Ejectt in shareholder meetings held on May 23, 2024 and an Agreement and Plan of Merger (the “Merger Agreement”) was signed by the two companies effective as of that date.

Under Taiwanese law, the Merger was subject to approval of the Taiwan Department of Investment Review, to which an application was submitted on July 10, 2024. The Merger became effective on March 11, 2026 (the “Effective Time”) and, pursuant to the recently received official approval notice from the Taiwan Depository & Clearing Corporation, Ejectt’s scripless share registration was terminated as of March 11, 2026 pursuant to the Merger. As a result of the Merger, Aerkomm Taiwan will be held (i) 24,500,000 shares (21.3%) by the Company; (ii) 25,500,000 shares (22.2%) by dMobile System Co., Ltd. (the real party in interest of whom is the Company subject to dMobile’s payment to the Company for such shares); and (iii) 65,113,314 shares (56.6%) by the former shareholders of Ejectt.

Item 1.01. Entry into Material Definitive Agreements.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Items 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Merger Consideration

At the Effective Time, each ordinary share, par value $NT 10 per share, of Ejectt issued and outstanding immediately prior to the Effective Time was converted into the right to receive one ordinary share of Aerkomm Taiwan and was deemed to be a share of ordinary stock of Aerkomm Taiwan (as the surviving corporation) with the same rights, powers, privileges and voting powers, and restrictions and limitations of ordinary shares of common stock of Aerkomm Taiwan.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
2.1	Agreement and Plan of Merger (translated from Taiwanese to English)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2026

AERKOMM INC.

	By:	/s/ Louis Giordimaina
	Name:	Louis Giordimaina
	Title:	Chief Executive Officer, Interim Chief Financial Officer and Director

2